15,000,000 Shares

                              Young & Rubicam Inc.

                                  Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                   May 24, 1999

BEAR, STEARNS & CO. INC.
DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
ING BARING FURMAN SELZ LLC
MORGAN STANLEY & CO. INCORPORATED
SALOMON SMITH BARNEY INC.
  As representatives of the
   several U.S. Underwriters
   named in Schedule I hereto
   c/o Bear, Stearns & Co. Inc.
    245 Park Avenue
    New York, New York 10167

BEAR, STEARNS INTERNATIONAL LIMITED
CAZENOVE & CO.
DONALDSON, LUFKIN & JENRETTE
 INTERNATIONAL
GOLDMAN SACHS INTERNATIONAL
ING BARINGS LTD. AS AGENT FOR ING
 BANK N.V., LONDON BRANCH
MORGAN STANLEY & CO. INTERNATIONAL LIMITED
SALOMON BROTHERS INTERNATIONAL LIMITED
  As representatives of the
   several International
   Managers named in Schedule
   II hereto
  c/o Bear, Stearns International Limited
      One Canada Square

      London, E14 5AD England

Ladies and Gentlemen:

            Certain stockholders of Young & Rubicam Inc., a Delaware corporation (the "COMPANY"), named in Schedule III(a) hereto (the "Y&R SELLING STOCKHOLDERS") severally propose to sell to the several Underwriters (as defined below) an aggregate of o shares of the Company's Common Stock, par value $.01 per share ("COMMON STOCK"), certain stockholders of the Company named in
Schedule III(b) hereto (the KBM SELLING STOCKHOLDERS") severally propose to sell to the several Underwriters an aggregate of o shares of Common Stock, certain stockholders of the Company named in Schedule IV (a) hereto (the "H&F SELLING STOCKHOLDERS") severally propose to sell to the several Underwriters an aggregate of o shares of Common Stock and BearTel Corp. ("BEARTEL" and together with the Y&R Selling Stockholders, the KBM Selling Stockholders and the H&F
Selling Stockholders, the "SELLING STOCKHOLDERS") proposes to sell to the several Underwriters an aggregate of o shares of Common Stock. The shares of Common Stock to be sold by the Y&R Selling Stockholders are hereinafter called the "Y&R SELLING STOCKHOLDER SHARES," the shares of Common Stock to be sold by the KBM Selling Stockholders are hereinafter called the "KBM Selling Stockholder Shares" and, together with the Y&R Selling Stockholder Shares and the shares of Common Stock to be sold by BearTel and the H&F Selling Stockholders, the "FIRM SHARES."

            It is understood that, subject to the conditions hereinafter stated, 12,000,000 Firm Shares (the "U.S. FIRM SHARES") will be sold to the several U.S. Underwriters named in Schedule I hereto (the "U.S. UNDERWRITERS") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. Underwriters and International Managers of even date herewith), and 3,000,000 Firm Shares (the "INTERNATIONAL SHARES") will be sold to the several International Managers named in Schedule II hereto (the
"INTERNATIONAL MANAGERS") in connection with the offering and sale of such International Shares outside the United States and Canada to persons other than United States and Canadian Persons. Bear, Stearns & Co. Inc. ("Bear Stearns"), Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co., ING Baring Furman Selz LLC, Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc. shall act as representatives (the "U.S. REPRESENTATIVES") of the several U.S. Underwriters, and Bear, Stearns International Limited, Cazenove & Co., Donaldson, Lufkin & Jenrette International, Goldman Sachs International, ING Barings Ltd. as agent for ING Bank N.V., London Branch, Morgan Stanley & Co. International Limited and Salomon Brothers



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



International Limited shall act as representatives (the "INTERNATIONAL REPRESENTATIVES") of the several International Managers. The U.S. Underwriters and the International Managers are hereinafter collectively referred to as the "UNDERWRITERS."

            The individuals or entities listed on Schedule V hereto (the "OPTION SELLING STOCKHOLDERS") also severally propose to issue and sell to the several U.S. Underwriters not more than an additional 2,250,000 shares of Common Stock (the "ADDITIONAL SHARES"), if requested by the U.S. Underwriters as provided in
Section 2 hereof. The Firm Shares and the Additional Shares are herein collectively called the "SHARES."

            SECTION 1. Registration Statement and Prospectus. The Company has filed with the Securities and Exchange Commission (the "COMMISSION") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "ACT"), a registration statement on Form S-1, including a form of prospectus, relating to the Shares. The registration statement contains two forms of prospectuses to be used in connection with the offering and sale of the Shares: the form of U.S. prospectus, to be used in connection with the offering and sale of Shares in the United States and Canada to United States and Canadian Persons, and the form of international prospectus, to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States and Canadian Persons. The international prospectus is identical to the U.S. prospectus except for the outside front and back cover pages. The registration statement, as amended at the time it became effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the "REGISTRATION STATEMENT;" and the U.S. prospectus and the international prospectus in the respective forms first filed pursuant to Rule 424(b) under the Act are hereinafter collectively referred to as the "PROSPECTUS." If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Act registering additional shares of Common Stock (a "RULE 462(B) REGISTRATION STATEMENT"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement.

            SECTION 2. Agreements to Sell and Purchase and Lock-Up Agreements. On the basis of the representations and warranties contained in this Agreement (the "Agreement"), and subject to its terms and conditions, (i) each Selling Stockholder agrees, severally and not jointly, to sell the number of Firm

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

Shares set forth  opposite  such Selling  Stockholder's  name in Schedule III or
Schedule IV hereto, as the case may be, and (ii) each Underwriter agrees, severally and not jointly, to purchase from each Selling Stockholder at a price per Share of $o (the "PURCHASE PRICE") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Firm Shares to be sold by such Selling Stockholder as the number of Firm Shares set forth opposite the name of such Underwriter in Schedules I and II hereto bears to the total number of Firm Shares.


            On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Option Selling Stockholders severally agree to sell the Additional Shares and the U.S. Underwriters shall have the right to purchase, severally and not jointly, up to 2,250,000 Additional Shares from the Option Selling Stockholders at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The U.S. Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Option Selling Stockholders and the Company within 30 days after the date of this Agreement. The U.S. Representatives shall give any such notice on behalf of the U.S. Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof, which date shall be a business day (i) no earlier than two business days after such notice has been given (and, in any event, no earlier than the Closing Date (as hereinafter defined)) and (ii) no later than ten business days after such notice has been given. If any Additional Shares are to be purchased, (i) each Option Selling Stockholder agrees to sell to the U.S. Underwriters the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) specified in such notice multiplied by a fraction the numerator of which is the number of Additional Shares set forth opposite each such Option Selling Stockholder's name on Schedule V hereto and the denominator of which is the total number of Additional Shares and (ii) each U.S. Underwriter, severally and not jointly, agrees to purchase from the Option Selling Stockholders, the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Option Selling Stockholders, as the number of U.S. Firm Shares set forth opposite the name of such U.S. Underwriter in Schedule I bears to the total number of U.S. Firm Shares.

                  The Company and each Selling  Stockholder  hereby agree not to
(i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase

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



any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock (regardless of whether any of the transactions described in clause (i) or (ii) is to be settled by the delivery of Common Stock, or such other securities, in cash or otherwise), except to the Underwriters pursuant to this Agreement, for a period of 120 days after the date of the Prospectus without the prior written consent of Bear, Stearns & Co. Inc. and Donaldson, Lufkin & Jenrette Securities Corporation (and in the case of any Management Investor (as defined in the Prospectus), the Company). Notwithstanding the foregoing, during such period (i) the Company may grant stock options or stock awards pursuant to any of the Company's existing stock option plans, (ii) the Company may issue shares of Common Stock upon the exercise of an option, a warrant or the Rights (as defined in the Prospectus) or the conversion of a security outstanding on the date hereof, (iii) each H&F Selling Stockholder may transfer shares of Common Stock to a partner or an affiliate of such H&F Selling Stockholder in a transaction not involving a public sale, distribution or other disposition of such Common Stock provided that the transferee agrees in writing to be bound by the same restrictions, (iv) the Company may issue, offer and sell shares of Common Stock or securities convertible, exercisable or exchangeable therefor in transactions not involving a public offering as consideration for the acquisition (pursuant to merger or otherwise) of one or more entities provided that each recipient of such securities agrees in writing to be bound by the restrictions set forth in this paragraph and (v) the Company and any Y&R Selling Stockholder may enter into any transaction or arrangement pursuant to which the Company withholds delivery of shares of Common Stock (including shares of Common Stock (a) held in the restricted stock trust under the Young & Rubicam Holdings Inc. Restricted Stock Plan, as amended, (b) held in the deferral trust under the Young & Rubicam Inc. Deferred Compensation Plan or (c) deliverable pursuant to the exercise of options) to any Y&R Selling Stockholder or accepts delivery of shares of Common Stock or options to purchase shares of Common Stock from any Y&R Selling Stockholder to fund taxes due as a result of the exercise of options by such Y&R Selling Stockholder or as result of the receipt of shares from such trusts or to pay the exercise price in respect of options exercised by such Y&R Selling Stockholder. The Company also agrees not to file any registration statement with respect to any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock for a period of 120 days after the date of the Prospectus without the prior written consent of Bear, Stearns & Co. Inc. and Donaldson, Lufkin & Jenrette Securities Corporation. In addition, each Selling Stockholder agrees that, for a period of 120 days after the date of the Prospectus without the prior written consent of Bear, Stearns & Co. Inc. and Donaldson, Lufkin & Jenrette Securities Corporation, it will not make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock. The Company shall, prior to or concurrently with the execution of this Agreement, deliver an agreement executed by the trustees of the Management Voting Trust (as defined in the Prospectus) to the effect that such trustees will not permit the Management Voting Trust to, during the period commencing on the date the trustees of the Management Voting Trust sign such agreement and ending 120 days after the date of the Prospectus, without the prior written consent of Bear, Stearns & Co. Inc. and Donaldson, Lufkin & Jenrette Securities Corporation, (A) engage in any of the transactions described in the first sentence of this paragraph or (B) make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock. Each entity listed on Schedule VI hereto shall, prior to or concurrently with the execution of this Agreement, execute and deliver an agreement to the effect that such entity shall not, during the period commencing on the date such entity signs such agreement and ending 120 days after the date of the Prospectus, without the prior written consent of Bear, Stearns & Co. Inc. and Donaldson, Lufkin & Jenrette Securities Corporation, (A) engage in any of the transactions described in the first sentence of this paragraph or (B) make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.

            SECTION 3. Terms of Public Offering. The Company and the Selling Stockholders are advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the execution and delivery of this Agreement as in your judgment is advisable and
(ii) initially to offer the Shares upon the terms set forth in the Prospectus.

            SECTION 4. Delivery and Payment. The Shares shall be represented by definitive certificates and shall be issued in such authorized denominations and registered in such names as Bear, Stearns & Co. Inc. shall request no later than two business days prior to the Closing Date or the applicable Option Closing Date (as defined below), as the case may be. The Shares shall be delivered by or on behalf of the Selling Stockholders, with any transfer taxes thereon duly paid by the respective Selling Stockholders, to Bear, Stearns & Co. Inc. through the facilities of The Depository Trust Company ("DTC"), for the respective accounts of the several Underwriters, against payment to the Selling Stockholders of the Purchase Price therefor by wire transfer of Federal or other funds immediately available in New York City. The certificates representing the Shares shall be made available for inspection not later than 9:30 A.M., New York City time, on the business day prior to the Closing Date or the applicable Option Closing Date, as the case may be, at the office of DTC or its designated custodian (the "DESIGNATED OFFICE"). The time and date of delivery and payment for the Firm Shares shall be 10:00 A.M., New York City time, on May 28, 1999 or such other time on the same or such other date as Bear, Stearns & Co. Inc. and the Company shall agree in writing. The time and date of delivery and payment for the Firm Shares are hereinafter referred to as the "CLOSING DATE." The time and date of delivery and payment for any Additional Shares to be purchased by the Underwriters shall be 10:00 A.M., New York City time, on the date specified in the applicable exercise notice given by the Representatives pursuant to Section 2 or such other time on the same or such other date as Bear, Stearns & Co. Inc. and the Company shall agree in writing. The time and date of delivery and payment for any Additional Shares are hereinafter referred to as an "OPTION CLOSING DATE."

            The documents to be delivered on the Closing Date or an Option Closing Date on behalf of the parties hereto pursuant to Section 9 of this Agreement shall be delivered at the offices of Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York 10006, and the Shares shall be delivered at the Designated Office, all on the Closing Date or such Option Closing Date, as the case may be.

            SECTION 5. Agreements of the Company. The Company agrees with you:

            (a) To advise you promptly and, if requested by you, to confirm such advice in writing, of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, when any amendment to the Registration Statement becomes effective, if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, when the Rule 462(b) Registration Statement has become effective and of the happening of any event during the period referred to in Section 5(d) below, as a result of which it is necessary to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a

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material fact or omit to state a material fact  necessary to make the statements therein in light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

            (b) To furnish to you three signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each other Underwriter such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

            (c) To prepare the Prospectus, the form and substance of which shall be reasonably satisfactory to you, and to file the Prospectus in such form with the Commission within the applicable period specified in Rule 424(b) under the Act; during the period specified in Section 5(d) below, not to file any further amendment to the Registration Statement and not to make any amendment or supplement to the Prospectus of which you shall not previously have been advised and as to which you shall not have had an opportunity to comment; and, during such period, to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or amendment or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Shares by you, and to use its best efforts to cause any such amendment to the Registration Statement to become promptly effective.

            (d) Prior to 10:00 A.M., New York City time, on the first business day after the date of this Agreement and from time to time thereafter for such period as in the reasonable opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish in New York City to each Underwriter and any dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

            (e) If during the period specified in Section 5(d), any event shall occur or condition shall exist as a result of which, in the reasonable opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the

Prospectus to comply with applicable law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, include any untrue statement of a material fact or omit to state a material fact, or so that the Prospectus will comply with applicable law, and to furnish to each Underwriter and to any dealer as many copies thereof as such Underwriter or dealer may reasonably request.

            (f) To make generally available to you and to its stockholders as soon as practicable an earnings statement covering the twelve-month period ending June 30, 2000 that shall satisfy the provisions of Section 11(a) of the Act.

            (g) During the period ending three years after the date of this Agreement, to furnish to you as soon as available copies of all reports or other communications furnished to the record holders of Common Stock (for so long as the Common Stock is registered under Section 12 of the Exchange Act (as defined herein)) or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

            (h) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all reasonable expenses incident to the performance of the Company's obligations under this Agreement, including: (i) the reasonable fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Act and all other reasonable fees and expenses in connection with the preparation, printing, filing and distribution of the Registration Statement (including financial statements and exhibits), any preliminary prospectus, the Prospectus and all amendments and supplements to any of the foregoing, including the mailing and delivering of copies thereof to the Underwriters and dealers in the quantities specified herein, (ii) all costs of printing or producing this Agreement and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Shares, (iii) all expenses in connection with the preparation of the Preliminary and Supplemental Blue Sky Memoranda (including the filing fees and the fees and disbursements of counsel for the Underwriters in connection with such memoranda), (iv) the filing fees in connection with the review and clearance of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) the cost of printing certificates representing the Shares, (vi) the costs and charges of any transfer agent, registrar


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and/or  depositary,  and (vii) all other  costs  and  expenses  incident  to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section, but in each of cases (i) through (vii) excluding all underwriting discounts and commissions and all stock transfer taxes applicable to the sale of any Shares. The provisions of this Section shall not supersede or otherwise affect any separate agreement that the Company and any Selling Stockholders may have for allocation of such expenses among themselves.

            (i) To use its best efforts to list, subject to notice of issuance, the Shares on the NYSE.

            (j) If the Registration Statement at the time of the effectiveness of this Agreement does not cover all of the Shares, to file a Rule 462(b) Registration Statement with the Commission registering the Shares not so covered in compliance with Rule 462(b), such that the Rule 462(b) Registration Statement will be effective by 10:00 P.M., New York City time, on the date of this Agreement (or by 9:30 A.M., New York City time on the day following the date of this Agreement) and to pay to the Commission the filing fee for such Rule 462(b) Registration Statement at the time of the filing thereof or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

            (l) For a period of 120 days after the date of the Prospectus, the Company agrees to enforce all of the Company's rights under the Standstill and Lock-up Agreements, the Selling Stockholders' Irrevocable Powers of Attorney, the Management Lock-up and Voting Agreement with certain KBM stockholders and the Nonmanagement Lock-up and Voting Agreement with certain KBM stockholders, and will not give to any party to any such agreement, a waiver of any of his, her or its obligations under such agreements, or excuse any breach of any such obligations, except with respect to the Standstill and Lock-up Agreements, as permitted by clause (v) of the second sentence of the third paragraph of Section 2 hereof, or as would be permitted by clause (v) of the second sentence of the third paragraph of Section 2 hereof if any such party were a Selling Stockholder, or, except in each case, with the prior written consent of Bear, Stearns & Co. Inc. and Donaldson, Lufkin & Jenrette Securities Corporation.

            SECTION 6. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter and the H&F Selling Stockholders that:


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



            (a) The Registration Statement has become effective (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement); and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

            (b) (i) The Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement), when it became effective, did not contain and, as amended by any post-effective amendment, if applicable, will not, as of the applicable effective date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement) and the Prospectus comply, and any amendments to the Registration Statement when they become effective and any amendments or supplements to the Prospectus as of the applicable filing date will comply in all material respects with the Act; (iii) if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement and any post-effective amendments thereto, when they become effective (A) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) will comply in all material respects with the Act; and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, as of the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing through you expressly for use therein.

            (c) Each preliminary prospectus filed as part of Amendment No. 1 or Amendment No. 2 to the registration statement as originally filed, or filed pursuant to Rule 424 under the Act, when so filed, complied in all material respects with the Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in any preliminary prospectus filed as part of the registration statement as originally filed, or filed pursuant to Rule 424 under the

Act, based upon information relating to any Underwriter furnished to the Company in writing through you expressly for use therein. The Company acknowledges for all purposes under this Agreement that the statements set forth in the last paragraph of the U.S. and international prospectus front cover pages and under the caption "Underwriting" (other than in the fifth, sixth, seventh and seventeenth paragraphs of such section) constitute the only written information furnished to the Company by any Underwriter expressly for use in the Registration Statement, any preliminary prospectus and the Prospectus.

            (d) Each of the Company and each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Prospectus and to own, lease and operate its properties, and each of the Company and its subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except in each case where the failure to be in good standing or to be so qualified would not have a Material Adverse Effect (as defined herein). As used herein, the term "SUBSIDIARY" has the meaning set forth in Rule 1-02(x) of Regulation S-X. Young & Rubicam L.P. ("YRLP") has been duly organized, is validly existing and in good standing as a limited partnership under the laws of the State of Delaware and has the partnership power and authority to carry on its business as it is currently conducted and to own, lease and operate its properties, and YRLP is duly qualified and is in good standing as a foreign partnership authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be in good standing or to be so qualified would not have a Material Adverse Effect. For United States federal income tax purposes, YRLP has been and is currently classified as a partnership, and not as an association taxable as a corporation.

            (e) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens granted or issued by the Company or YRLP relating to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of the Company or any partnership interest in YRLP, except as otherwise disclosed in the Registration Statement.

            (f) (i) All the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders, other than the Option Shares (as defined below)) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; and (ii) the

Option Shares have been duly authorized and on the Closing Date will be validly issued, fully paid and nonassessable and not subject to any preemptive or similar rights.

            (g) All of the outstanding  partnership  interests in YRLP have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien") other than Liens securing indebtedness incurred pursuant to the New Credit Facility (as defined in the Prospectus).

            (h) The authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Prospectus.

            (i) Neither the Company nor any of its subsidiaries is (i) in violation of its respective charter, by-laws or partnership agreement, as the case may be, or (ii) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, which default in clause (ii) would have a material adverse effect on the business, financial condition or results of operation of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

            (j) The execution and delivery of this Agreement by the Company, the compliance by the Company with all the provisions hereof and the performance by the Company of its obligations hereunder will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as have been obtained or may be required under the Act or the securities or Blue Sky laws of the various states), (ii) (x) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company, (y) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the organizational documents of YRLP or (z) conflict with or constitute a breach of any of the terms or provisions of, or a default under, any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or YRLP is a party or by which the Company or YRLP or their respective property is bound, which conflict, breach or default would have a Material Adverse Effect, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, YRLP or their respective property, which violation or conflict would have a Material Adverse Effect or
(iv) result in the suspension, termination or revocation of any Authorization (as defined below) of the Company or YRLP or any other impairment of the rights of the holder of any such Authorization, which suspension, termination, revocation or impairment would have a Material Adverse Effect.

            (k) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or YRLP is a party or to which any of their respective property is subject that are required to be described in the Registration Statement or the Prospectus and are not so described; nor are there any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

            (l) Neither the Company nor any of its subsidiaries has violated any applicable foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), any provisions of the Employee Retirement Income Security Act of 1974, as amended, or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

            (m)  Each of the  Company  and  YRLP  has  such  permits,  licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "AUTHORIZATION") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and YRLP is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; in each case except as would not have a Material Adverse Effect.

            (n) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

            (o) This Agreement has been duly authorized, executed and delivered by the Company.

            (p) PricewaterhouseCoopers LLP are independent public accountants with respect to the Company and its subsidiaries as required by the Act.

            (q) The consolidated financial statements included in the Registration Statement and the Prospectus (and any amendment or supplement thereto), together with the related schedule and notes, present fairly in all material respects the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and the related schedule and notes have been prepared in accordance with United States generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; the supporting schedules, if any, included in the Registration Statement present fairly in accordance with United States generally accepted accounting principles the information required to be stated therein; and the other financial and statistical information and data set forth under the captions "Prospectus Summary - Summary Consolidated Financial Data," "Capitalization" and "Selected Consolidated Financial Data" in the Registration Statement and the Prospectus (and any amendment or supplement thereto) have been accurately derived from such financial statements and the books and records of the Company.

            (r) The Company is not and, after giving effect to the offering and sale of the Shares as described in the Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

            (s) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

            (t) Since the respective dates as of which information is given in the Prospectus, other than as set forth in the Prospectus, (i) there has not occurred any material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

            (u) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters hereunder shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

            (v) The Company and YRLP own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names ("INTELLECTUAL PROPERTY") referenced or described in the Prospectus as being owned by or licensed to them (it being understood that the Company and its subsidiaries do not own or possess, and do not have the right to acquire, any intellectual property of clients, customers or other third parties that is employed by the Company and its subsidiaries in connection with the business now operated by them) except where the failure to own or possess or otherwise be able to acquire such intellectual property would not, singly or in the aggregate, have a Material Adverse Effect; and neither the Company nor YRLP has received any written notice of infringement of or conflict with asserted rights of others with respect to any of such intellectual property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

            (w) The Company and YRLP are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor YRLP (i) has received written notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance or (ii) has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not have a Material Adverse Effect.

            (x) The Company and YRLP have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and YRLP, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as would not result in a Material Adverse Effect; and any real property and buildings held under lease by the Company and YRLP are held by them under valid, subsisting and enforceable leases with such exceptions as would not result in a Material Adverse Effect.

            (y) There is no (i) significant unfair labor practice complaint, grievance or arbitration proceeding pending or threatened against the Company or YRLP before the National Labor Relations Board or any state or local labor relations board, (ii) strike, labor dispute, slowdown or stoppage pending or, to the knowledge of the Company, threatened against the Company or YRLP or (iii) union representation question existing with respect to the employees of the Company and YRLP, except for such actions specified in clause (i), (ii) or (iii) above, which, singly or in the aggregate, would not have a Material Adverse Effect. To the Company's knowledge, no collective bargaining organizing activities are taking place with respect to the Company or YRLP, which would, singly or in the aggregate, have a Material Adverse Effect.

            (z) The  Company and YRLP  maintain a system of internal  accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations;
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (aa) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided, if required by United States generally accepted accounting principles.

            (bb)  No  subsidiary  of  the  Company   (excluding   YRLP),   is  a
"significant subsidiary" within the meaning of Rule 1-02(w) of Regulation S-X.

            SECTION 7. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, represents and warrants to each Underwriter, solely in such Selling Stockholder's capacity as a Selling Stockholder, that:

            (a) Such Selling Stockholder (i) is, and on the Closing Date will be, the lawful owner of the Shares (other than that number of Shares, if any, listed opposite the name of such Selling Stockholder under the heading "Option Shares" in Schedule III hereto (with respect to each Selling Stockholder, such number of Shares is hereinafter referred to as the "Option Shares")) to be sold by such Selling Stockholder pursuant to this Agreement and (ii) owns, and on the Closing Date will own such Shares (other than the Option Shares), free of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever, other than pursuant to the Custody Agreement (as defined below), if any, the Power of Attorney (as defined below), this Agreement and the restrictions on transfer set forth in the Management Voting Trust Agreement and the Stockholders' Agreement, with which such Selling Stockholder is, and on the Closing Date will be, in compliance, and other than any such restriction on transfer, lien, encumbrance, security interest, equity or claim created by an Underwriter or resulting from any actions taken by an Underwriter. If any Shares are listed opposite the name of a Selling Stockholder under the heading "Option Shares" in Schedule III hereto, such Selling Stockholder (i) is the holder of an Award Granted to such Selling Stockholder under the Young & Rubicam Holdings Inc. Management Stock Option Plan, as amended (the "PLAN") (as such terms are defined therein), with respect to the Option Shares and (ii) pursuant to the Plan and such Selling Stockholder's Stock Option Agreement (as defined in the
Plan), on the Closing Date such Selling Stockholder (A) will be the lawful owner of the Option Shares to be sold by such Selling Stockholder pursuant to this Agreement and (B) will own such Option Shares, in each case subject to the terms of this Agreement, the Custody Agreement and the Power of Attorney, free of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever, other than the restrictions on transfer set forth in the Management Voting Trust Agreement and the Stockholders' Agreement, with which such Selling

Stockholder is, and on the Closing Date will be, in compliance, and other than any such restriction on transfer, lien, encumbrance, security interest, equity or claim created by an Underwriter or resulting from any actions taken by an Underwriter.

            (b) Such Selling Stockholder has, and on the Closing Date will have, full legal right, power and authority, and all authorization and approval required by law, (i) to enter into this Agreement, the Letter of Transmittal and Custody Agreement, if any, signed by or on behalf of such Selling Stockholder and The Bank of New York, as Custodian (the "CUSTODY AGREEMENT"), relating to the deposit of the Shares (other than the Option Shares) to be sold by such Selling Stockholder and the Power of Attorney of such Selling Stockholder (the "POWER OF ATTORNEY") appointing certain individuals as such Selling Stockholder's attorneys-in-fact (with respect to the Y&R Selling Stockholders and the KBM Selling Stockholders, the "Y&R ATTORNEYS," with respect to the H&F Selling Stockholders, the "H&F ATTORNEYS," with respect to BearTel, the "BEARTEL ATTORNEYS" and collectively the "ATTORNEYS") to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement and the Custody Agreement, if any, and (ii) to sell, assign, transfer and deliver on the Closing Date the Shares to be sold by such Selling Stockholder in the manner provided herein and therein.

            (c) This Agreement has been duly authorized, executed, and delivered by or on behalf of such Selling Stockholder.

            (d) The Custody Agreement, if any, of such Selling Stockholder has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms.

            (e) The Power of Attorney of such Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding instrument of such Selling Stockholder, enforceable in accordance with its terms, and pursuant to the applicable Power of Attorney, such Selling Stockholder has, among other things, authorized the applicable Attorneys, or any one of them, to execute and deliver on such Selling Stockholder's behalf this Agreement, in the case of both the Y&R Selling Stockholders and the KBM Selling Stockholders, the Custody Agreement, and, in the case of all Selling Stockholders, any other document that they, or any one of them, may deem necessary or desirable in connection with the transactions contemplated hereby and thereby and to deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

            (f) Upon sale and delivery of and payment for the Shares to be sold by such Selling Stockholder pursuant to this Agreement, the Underwriters will own such Shares, free and clear of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever, other than any such restriction on transfer, lien, encumbrance, security interest, equity or claim created by an Underwriter or resulting from any actions taken by an Underwriter.

            (g) Assuming that the representations and warranties of the Company in Section 6 hereof are true and accurate in all material respects, the execution and delivery of this Agreement and the Custody Agreement, if any, and Power of Attorney of such Selling Stockholder by or on behalf of such Selling Stockholder, the compliance by such Selling Stockholder with all the provisions hereof and thereof and the performance by such Selling Stockholder of its obligations hereunder and thereunder will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental agency or body (except such as have been obtained or may be required under the Act or the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the organizational documents of such Selling Stockholder, if such Selling Stockholder is not an individual, or any indenture, loan agreement, mortgage, lease or other agreement or instrument to which such Selling Stockholder or any spouse of such Selling Stockholder is a party or by which such Selling Stockholder or any spouse or property of such Selling Stockholder is bound or (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over such Selling Stockholder or any spouse or property of such Selling Stockholder.

            (h) The information in the Prospectus under the caption "Selling Stockholders" which specifically relates to such Selling Stockholder (consisting of such Selling Stockholder's name and number of shares of Common Stock beneficially owned by such Selling Stockholder both before and after the offering contemplated hereby) will not on the date of the execution of this Agreement or on the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (i) At any time during the period commencing on the first business day after the date of this Agreement and from time to time thereafter for such period as in the reasonable opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, if there is any change in the information referred to in Section 7(h) above, such Selling Stockholder will promptly notify you and the Company of such change.

            (j) Each certificate signed by or on behalf of such Selling Stockholder and delivered to the Underwriters or counsel for the Underwriters pursuant to Section 9(e) shall be deemed to be a representation and warranty by such Selling Stockholder, in its capacity as such, to the Underwriters as to the matters covered thereby.

            SECTION 8. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any reasonable legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto or filed pursuant to Rule 424 under the Act ("PRELIMINARY PROSPECTUS"), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished in writing to the Company through you expressly for use therein, provided, however, that the foregoing indemnity agreement with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter, any director or officer of any Underwriter or any person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the extent such Underwriter failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in such Prospectus.

            (b) The Company agrees to indemnify and hold harmless each Selling Stockholder, its directors, its officers and each person, if any, who controls any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any reasonable legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Selling Stockholder furnished in writing to the Company by such Selling Stockholder expressly for use therein.

            (c) Each of the Selling Stockholders, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any reasonable legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with respect to losses, claims, damages, liabilities and judgments caused by an untrue statement or omission or alleged untrue statement or omission based on information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Prospectus.

            (d) Each of the Selling Stockholders, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with respect to losses, claims, damages, liabilities and judgments caused by an untrue statement or omission or alleged untrue statement or omission based on information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Prospectus.

            (e) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each Selling Stockholder and each person, if any, who controls such Selling Stockholder within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter but only with reference to information relating to such Underwriter furnished in writing to the Company through you expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus.

            (f) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Sections 8(a), 8(b), 8(c), 8(d) or 8(e) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all reasonable fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to Sections 8(a), 8(b), 8(c), 8(d) and 8(e), the Underwriter shall not be required to assume the defense of such action pursuant to this Section 8(f), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of such Underwriter). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless
(i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for (i) the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Underwriters, their officers and directors and all persons, if any, who control any Underwriter within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act, (ii) the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for (x) the Company, its directors, its officers and all persons, if any, who control the Company within the meaning of either such Section and (y) the Y&R Selling Stockholders and the KBM Selling Stockholders,
(iii) the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for BearTel and all persons, if any, who control BearTel within the meaning of either such Section, and (iv) the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for any H&F Selling Stockholders and all persons, if any, who control any H&F Selling Stockholder within the meaning of either such Section, and all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters, their officers and directors and such control persons of any Underwriters, such firm shall be designated in writing by Bear, Stearns & Co. Inc. In the case of any such separate firm for the Company and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the H&F Selling Stockholders and such control persons of any H&F Selling Stockholders, such firm shall be designated in writing by the Attorneys. The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a written request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

            (g) To the extent the indemnification provided for in this Section 8 is unavailable (other than in accordance with the terms hereof) to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 8(g)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(g)(i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same respective proportion as the total net proceeds from the offering (after deducting underwriting discounts and commissions, but before deducting expenses) received by all Selling Stockholders and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth on the cover page of the Prospectus. The relative benefits received by each Selling Stockholder on the one hand and the Underwriters on the other hand shall be deemed to be in the same respective proportion as the total net proceeds from the offering (after deducting underwriting discounts and commissions, but before deducting expenses) received
by  such  Selling  Stockholder,   and  the  total  underwriting   discounts
and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth on the cover page of the Prospectus. The relative fault of the Company, the Selling Stockholders and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the respective Selling Stockholders on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(g) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8(g) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint. The respective obligations of the Selling Stockholders to contribute pursuant to this Section 8(g) are several in proportion to the respective number of Shares sold by each Selling Stockholder hereunder and not joint.

                  (h) Notwithstanding anything in this Agreement to the contrary, the maximum aggregate liability of any Selling Stockholder pursuant to this Section 8 shall be limited to an amount equal to the gross proceeds (after deducting underwriting discounts and commissions but before deducting expenses) received by such Selling Stockholder from the Underwriters for the sale of the Shares sold by such Selling Stockholder hereunder (with respect to each Selling Stockholder, such amount is referred to as the "SELLING STOCKHOLDER PROCEEDS").

            (i) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity. The provisions of this Section 8 shall supersede the provisions of Article 5 of the Registration Rights Agreement (as defined in the Prospectus) with respect to the offer and sale of the Shares by the Selling Stockholders provided that the remaining provisions of the Registration Rights Agreement shall remain in full force and effect.

            (j) Each Y&R Selling Stockholder and each KBM Selling Stockholder hereby designates Young & Rubicam Inc., 285 Madison Avenue, New York, New York 10017, as its authorized agent, upon which process may be served in any action which may be instituted in any state or federal court in the State of New York by any Underwriter, any director or officer of any Underwriter or any person controlling any Underwriter asserting a claim for indemnification or contribution under or pursuant to this Section 8, and each Y&R Selling Stockholder and each KBM Selling Stockholder will accept the jurisdiction of such court in such action, and waives, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue. A copy of any such process shall be sent or given to such Y&R Selling Stockholder and such KBM Selling Stockholder, at the address for notices specified in
Section 13 hereof. Each H&F Selling Stockholder hereby designates H&F Investors III, Inc., One Maritime Plaza, San Francisco, California 94111 , as its authorized agent, upon which process may be served in any action which may be instituted  in any  state  or  federal  court  in the  State  of New York by any
Underwriter, any director or officer of any Underwriter or any person controlling any Underwriter asserting a claim for indemnification or contribution under or pursuant to this Section 8, and each H&F Selling Stockholder will accept the jurisdiction of such court in such action, and waives, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue. A copy of any such process shall be sent or given to such H&F Selling Stockholder, at the address for notices specified in Section 13 hereof. BearTel hereby designates Bear, Stearns & Co. Inc., 245 Park Ave., New York, New York 10167, as its authorized agent, upon which process may be served in any action which may be instituted in any state or federal court in the State of New York by any Underwriter, any director or officer of any Underwriter or any person controlling any Underwriter asserting a claim for indemnification or contribution under or pursuant to this Section 8, and BearTel will accept the jurisdiction of such court in such action, and waives, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue. A copy of any such process shall be sent or given to BearTel, at the address for notices specified in
Section 13 hereof.

            SECTION 9. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

            (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

            (b) If the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., New York City time, on the date of this Agreement (or by 9:30 A.M., New York City time on the day following the date of this Agreement); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before the Commission.

            (c) You shall have received on the Closing Date a certificate dated the Closing Date, signed by Peter A. Georgescu and Michael J. Dolan, in their capacities as the Chairman of the Board and Chief Executive Officer and Vice Chairman and Chief Financial Officer of the Company, respectively, confirming the matters set forth in Sections 6(t) and 9(a) and that the Company has complied with all of the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied by the Company on or prior to the Closing Date.

            (d) Since the respective dates as of which information is given in the Prospectus, other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, and (ii) there shall not have been any change in the capital stock or in the long-term debt of the Company and its subsidiaries, taken as a whole, and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(d)(i), 9(d)(ii) or 9(d)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

            (e) All the representations and warranties of each Selling Stockholder contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date and you shall have received on the Closing Date a certificate dated the Closing Date executed by an Attorney pursuant to the Power of Attorney on behalf of each Selling Stockholder to such effect and to the effect that such Selling Stockholder has complied with all of the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied by such Selling Stockholder on or prior to the Closing Date.

            (f) You shall have received on the Closing Date (i) an opinion, dated the Closing Date, of Cleary, Gottlieb, Steen & Hamilton, counsel for the Company, to the effect set forth in Appendix A hereto and (ii) an opinion, dated the Closing Date, of the General Counsel or Senior Vice President, Legal Counsel, for the Company, to the effect set forth in Appendix B hereto.

            (g) You shall have received on the Closing Date an opinion, dated the Closing Date, of Wachtell, Lipton, Rosen & Katz, counsel for the H&F Selling Stockholders, to the effect set forth in Appendix C hereto.

            (h) You shall have received on the Closing Date an opinion, dated the Closing Date, of Mark E. Lehman, counsel for BearTel, to the effect set forth in Appendix D hereto.

            (i) You shall have received on the Closing Date an opinion, dated the Closing Date, of Reboul, MacMurray, Hewitt, Maynard & Kristol, counsel for Wand/CMS Investments I L.P., Wand/CMS Investments II L.P., Wand/CMS Investments III L.P., Wand CMS Investments IV L.P., Wand Equity Portfolio II L.P. and Wand Affiliates Fund L.P. (collectively, the "Wand Partnerships"), to the effect set forth in Appendix E hereto.

            (j) You shall have received on the Closing Date an opinion, dated the Closing Date, of Nelson Mullins Riley & Scarborough L.L.P., counsel for certain KBM Selling Stockholders, to the effect set forth in Appendix F hereto.

            (k) You shall have received on the Closing Date an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, substantially to the effect set forth in Sections 6(b)(i), 6(b)(ii), 6(b)(iii), 6(b)(iv), and 6(o) herein.

            (l) You shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from PricewaterhouseCoopers LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

            (m) The Company and each entity listed on Schedule VI hereto shall have delivered to you the agreements of the trustees of the Management Voting Trust and such entities, respectively, specified in Section 2 hereof which agreements shall be in full force and effect on the Closing Date.

            (n) The Shares shall have been duly listed, subject to official notice of issuance, on the NYSE.

            (o) You shall have received on the Closing Date, a certificate of each Selling Stockholder who is not a U.S. Person (as defined under applicable U.S. federal tax legislation) to the effect that such Selling Stockholder is not a U.S. Person, which certificate may be in the form of a properly completed and executed United States Treasury Department Form W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

            The several obligations of the Underwriters to purchase any Additional Shares hereunder are subject to the delivery to the Representatives on the applicable Option Closing Date of such documents as they may reasonably request with respect to the good standing of the Company, a certificate to the effect set forth in Section 9(c) dated the applicable Option Closing Date, an opinion of Cleary, Gottlieb, Steen & Hamilton to the effect set forth in paragraph 3 of Appendix A, an opinion of Wachtell, Lipton, Rosen & Katz to the effect set forth in paragraph 5 of Appendix C and an opinion of BearTel counsel to the effect set forth in paragraph 5 of Appendix D.

            SECTION  10.  Effectiveness  of  Agreement  and  Termination.   This
Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

            This  Agreement  may be  terminated  at any  time on or prior to the
Closing Date by you by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, or (v) the declaration of a banking moratorium by either federal or New York State authorities or the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

            If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it has or they have agreed to purchase hereunder on such date and the aggregate number of Firm
Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the total number of Firm Shares or Additional Shares, as the case may be, to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I and Schedule II bears to the total number of Firm Shares which all the non-defaulting Underwriters have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm

Shares to be purchased by all Underwriters and arrangements satisfactory to you, the Company and the H&F Selling Stockholders for purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase such Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase on such date in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

            SECTION 11. Agreements of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, agrees with you and the Company, whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all reasonable expenses incident to the performance of the Selling Stockholders' obligations under this Agreement, including: (i) the fees, disbursements and expenses of any Selling Stockholder's counsel in connection with the registration and delivery of the Shares under the Act, (ii) all costs and expenses related to the transfer and delivery of the Firm Shares to the Underwriters, including any transfer or other taxes payable thereon, and (iii) all other costs and expenses incident to the performance of the obligations of the Selling Stockholders hereunder for which provision is not otherwise made in this Section. The provisions of this Section shall not supersede or otherwise affect any separate agreement that the Company and any Selling Stockholders may have for allocation of such expenses among themselves.

            SECTION 12. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to Young & Rubicam Inc., 285 Madison Avenue, New York, New York 10017, Attention: General Counsel, (ii) if to the Y&R Selling Stockholders or to the KBM Selling Stockholders, to Michael J. Dolan, Stephanie W. Abramson or Mark T. McEnroe, as Y&R Attorneys, c/o Young & Rubicam Inc., 285 Madison Avenue,

New York, New York 10017, (iii) if to the H&F Selling Stockholders, to Philip U. Hammarskjold and Matthew R. Barger, as H&F Attorneys, c/o H&F Investors III, Inc., One Maritime Plaza, San Francisco, California 94111, (iv) if to BearTel, to Stephen M. Parish, Scott P. Scharfman, and Davies B. Beller, as BearTel Attorneys, c/o Bear, Stearns & Co. Inc., 245 Park Ave., New York, New York 10167, and (v) if to any Underwriter or to you, to you c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

            The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or directors of any Underwriter, any person controlling any Underwriter, the Company, the officers or directors of the Company, any person controlling the Company, any Selling Stockholder or any person controlling such Selling Stockholder, acceptance of the Shares and payment for them hereunder and termination of this Agreement.

            If for any reason the Shares are not delivered by or on behalf of any Selling Stockholders as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10 or breach of this Agreement by any Underwriter), the Company, the H&F Selling Stockholders and BearTel agree severally and not jointly, to reimburse the several Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of counsel) incurred by them in proportion to the number of shares to be sold by
(i) the Y&R Selling Stockholders and the KBM Selling Stockholders, (ii) the H&F Selling Stockholders and (iii) BearTel, respectively. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(h) hereof.

            Each Y&R Selling Stockholder's liability and each KBM Selling Stockholder's liability for the breach of the representations and warranties of such Y&R Selling Stockholder and such KBM Selling Stockholder in or pursuant to
Section 7(a) is not limited under this Agreement. Notwithstanding the foregoing, the aggregate liability of any Y&R Selling Stockholder and any KBM Selling Stockholder for the breach of any representations and warranties of such Y&R Selling Stockholder or such KBM Selling Stockholder in or pursuant to Sections 7(b), (c), (d), (e), (f), (g), (h), (i) and (j) shall be limited to such Y&R Selling

Stockholder's Selling Stockholder Proceeds or such KBM Selling Stockholder's Selling Stockholder Proceeds. In the event that the losses, claims, damages, liabilities or judgments relating to the breach by any Y&R Selling Stockholder or any KBM Selling Stockholder of any representations and warranties of such Y&R Selling Stockholder or such KBM Selling Stockholder in or pursuant to Sections 7(b), (c), (d), (e), (f), (g), (h), (i) and (j) exceeds the Selling Stockholder Proceeds for such Y&R Selling Stockholder or such KBM Selling Stockholder, the Company agrees that it shall be wholly liable for such excess amount. Solely with respect to each Y&R Selling Stockholder and each KBM Selling Stockholder, the Company hereby makes to each Underwriter the representations and warranties made by each such Y&R Selling Stockholder and such KBM Selling Stockholder in Sections 7(b), (c), (d), (e), (f), (g), (h), (i) and (j), inclusive.

            Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Selling Stockholders, the Underwriters, the Underwriters' directors and officers, any controlling persons referred to herein, the Company's directors and the Company's officers who sign the Registration Statement and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

            This Agreement shall be governed and construed in accordance with the laws of the State of New York.

            This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the several Underwriters.

                                               Very truly yours,


                                               YOUNG & RUBICAM INC.


                                               By:
                                                  ------------------------------
                                                   Name:
                                                   Title:

                                               THE Y&R SELLING
                                               STOCKHOLDERS NAMED IN
                                               SCHEDULE III(a) HERETO,
                                               ACTING SEVERALLY

                                               By:
                                                  ------------------------------
                                                   Attorney-in-fact

                                               THE KBM SELLING
                                               STOCKHOLDERS NAMED IN
                                               SCHEDULE III(b) HERETO,
                                               ACTING SEVERALLY

                                               By:
                                                  ------------------------------
                                                   Attorney-in-fact

                                               THE H&F SELLING
                                               STOCKHOLDERS NAMED IN
                                               SCHEDULE IV(a) HERETO,
                                               ACTING SEVERALLY

                                               By:
                                                  ------------------------------
                                                   Attorney-in-fact

                                               BEARTEL CORP

                                               By:
                                                  ------------------------------
                                                   Attorney-in-fact

BEAR, STEARNS & CO. INC.
DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
ING BARING FURMAN SELZ LLC
MORGAN STANLEY & CO. INCORPORATED
SALOMON SMITH BARNEY INC.

Acting severally on behalf of themselves and the several U.S. Underwriters named in Schedule I hereto

By BEAR, STEARNS & CO. INC.

 By:
     ---------------------
      Name:
      Title:

BEAR, STEARNS INTERNATIONAL LIMITED
CAZENOVE & CO.
DONALDSON, LUFKIN & JENRETTE
 INTERNATIONAL
GOLDMAN SACHS INTERNATIONAL
ING BARINGS LTD. AS AGENT FOR ING
 BANK N.V., LONDON BRANCH
MORGAN STANLEY & CO. INTERNATIONAL LIMITED
SALOMON BROTHERS INTERNATIONAL LIMITED

Acting severally on behalf of
  themselves and the several
  International Managers named
  in Schedule II hereto

By  BEAR, STEARNS INTERNATIONAL LIMITED

   By
     --------------------
      Name:
      Title:

                                   SCHEDULE I
                                   ----------

           Underwriters                                       Number of Firm
                                                          Shares to be Purchased
--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.
--------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities
Corporation
--------------------------------------------------------------------------------
Goldman, Sachs & Co.
--------------------------------------------------------------------------------
ING Baring Furman Selz LLC
--------------------------------------------------------------------------------
Morgan Stanley & Co. Incorporated
--------------------------------------------------------------------------------
Salomon Smith Barney Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total                                                      12,000,000
--------------------------------------------------------------------------------

                                   SCHEDULE II
                                   -----------

            Underwriters                                       Number of Firm
                                                          Shares to be Purchased
--------------------------------------------------------------------------------
Bear, Stearns International Limited
--------------------------------------------------------------------------------
Cazenove & Co.
--------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette International
--------------------------------------------------------------------------------
Goldman Sachs International
--------------------------------------------------------------------------------
ING Barings Ltd. as agent for ING Bank N.V.,
London Branch
--------------------------------------------------------------------------------
Morgan Stanley & Co. International Limited
--------------------------------------------------------------------------------
Salomon Brothers International Limited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total                                                         3,000,000
--------------------------------------------------------------------------------

                                  SCHEDULE III
                                  ------------

                          (a) Y&R SELLING STOCKHOLDERS

                                                                Number of
                                                               Firm Shares
                                            Number of          Being Sold
                                           Firm Shares       That Constitute
Name                                       Being Sold        Option Shares
--------------------------------------   ------------------ --------------------








                          (b) KBM SELLING STOCKHOLDERS

                                                       Number of Firm Shares
Name                                                       Being Sold
--------------------------------------------------------------------------------

                                   SCHEDULE IV
                                   -----------

                          (a) H&F SELLING STOCKHOLDERS

                                                             Number of Firm
Name                                                        Shares Being Sold
--------------------------------------------------------------------------------

Hellman & Friedman Capital Partners III, L.P.

H&F Orchard Partners III, L.P.

H&F International Partners III, L.P.

                                                          ----------------------
                                                   Total


--------------------------------------------------------------------------------
(b)

BearTel Corp.

                                   SCHEDULE V
                                   ----------

                           OPTION SELLING STOCKHOLDERS

                                                         Number of Additional
                                                           Shares Subject to
Name                                                    Additional Share Option
--------------------------------------------------------------------------------




Total Shares Subject to Additional Share Option:              2,250,000

                                   SCHEDULE VI
                                   ------------

F. Warren Hellman
Philip U. Hammarskjold
Richard S. Bodman
John F. McGillicuddy
Sir Christopher Lewinton

                                                                     Appendix A

             FORM OF OPINION OF CLEARY, GOTTLIEB, STEEN & HAMILTON:

                  1. The Company is validly existing as a corporation in good standing under the laws of the State of Delaware.

                  2. The Company has corporate power to own its properties and conduct its business as described in the Prospectus, and the Company has corporate power to enter into the Underwriting Agreement and to perform its obligations thereunder.

                  3. The Shares have been duly authorized by all necessary corporate action of the Company, have been validly issued by the Company and are fully paid and nonassessable; and the holders of outstanding shares of capital stock of the Company are not entitled to any preemptive rights to subscribe for the Shares under the Amended and Restated Certificate of Incorporation or the Amended and Restated By-Laws of the Company, or the General Corporation Law of the State of Delaware.

                  4. The statements set forth under the heading "Description of Capital Stock -- Common Stock" in the Prospectus, insofar as such statements purport to summarize certain provisions of the Securities and the Amended and Restated Certificate of Incorporation of the Company, provide a fair summary of such provisions, and the statements made in the Prospectus under the heading "Certain U.S. Tax Consequences to Non-United States Holders", insofar as such statements purport to summarize certain federal income tax laws of the United States, constitute a fair summary of the principal U.S. federal income tax consequences of an investment in the Securities by a non-U.S. holder (as defined in the Prospectus).

                  5. The execution and delivery of the Underwriting Agreement have been duly authorized by all necessary corporate action of the Company, and the Underwriting Agreement has been duly executed and delivered by the Company.

                  6. The execution and delivery of the Underwriting Agreement and the performance by the Company of its obligations in the Underwriting Agreement (a) do not require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States of America or the State of New York or pursuant to the Delaware General Corporation Law, except such as have been obtained or effected under the Securities Act and the Securities Exchange Act of 1934, as amended (but such counsel expresses no opinion as to any consent, approval, authorization, registration or qualification that may be required under state securities or Blue Sky laws), and
(b) do not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any of the agreements of the Company filed (including by incorporation by reference) as exhibits to the Registration Statement, the Amended and Restated Certificate of Incorporation of the Company or the Amended and Restated By-laws of the Company.

                  7. The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  8. The Registration Statement (except the financial statements and schedules and other financial and statistical data included therein, as to which such counsel expresses no view), at the time it became effective, and the Prospectus (except as aforesaid), as of the date thereof, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the rules and regulations thereunder other than Regulation S-T under the Securities Act. In addition, such counsel does not know of any contracts or other documents of a character required to be filed as exhibits to the Registration Statement or required to be described in the Registration Statement or the Prospectus that are not filed or described as required.

                  9. No information has come to such counsel's attention that causes such counsel to believe that the Registration Statement (except the financial statements and schedules and other financial and statistical data included therein, as to which such counsel expresses no view), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  10. No information has come to such counsel's attention that causes such counsel to believe that the Prospectus (except the financial statements and schedules and other financial and statistical data included therein, as to which such counsel expresses no view), as of the date thereof or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  11. Such  counsel  shall  confirm  that  (based  solely upon a telephonic confirmation from a representative of the Commission) the Registration Statement is effective under the Securities Act and, to the best of such counsel's knowledge, no stop order with respect thereto has been issued, and no proceeding for that purpose has been instituted or threatened by the Commission.

                  13. The Custody Agreement executed by or on behalf of each Y&R Selling Stockholder is a valid, binding and enforceable agreement of such Y&R Selling Stockholder.

                  14. The Power of Attorney executed by each Y&R Selling Stockholder is a valid, binding and enforceable instrument of such Y&R Selling Stockholder

                  15. Upon delivery to the Underwriters in the State of New York of certificates evidencing the Y&R Selling Stockholder Shares indorsed to such Underwriters or
                                       8
in blank and payment therefore by the Underwriters pursuant to the Underwriting Agreement, the Underwriters will own the Y&R Selling Stockholder Shares free of any adverse claim (within the meaning of the Uniform Commercial Code as in effect in the State of New York (the "UCC")). In rendering the foregoing opinion such counsel may assume that (i) each Underwriter takes delivery of the Y&R Selling Stockholder Shares without notice of any adverse claim (within the meaning of the UCC) and (ii) the signature on each indorsement is genuine.

                                                                     Appendix B

FORM OF OPINION OF GENERAL COUNSEL OR SENIOR VICE PRESIDENT, LEGAL COUNSEL FOR THE COMPANY:

                  1. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on its business as described in the Prospectus and to own, lease and operate its properties.

                  2. YRLP has been duly organized, is validly existing and in good standing as a limited partnership under the laws of the State of Delaware and has the partnership power and authority to carry on its business as it is currently conducted and to own, lease and operate its properties.

                  3. The Company is duly qualified to transact business and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

                  4. YRLP is duly qualified and is in good standing as a foreign partnership authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be in good standing or to be so qualified would not have a Material Adverse Effect.

                  5. All of the issued and outstanding shares of Common Stock of the Company, including the Shares, have been duly authorized by all necessary corporate action of the Company, have been validly issued by the Company and are fully paid and nonassessable; and the holders of outstanding shares of capital stock of the Company are not entitled to any preemptive rights to subscribe for the Shares under the Amended and Restated Certificate of Incorporation, the Amended and Restated By-Laws of the Company, the General Corporation Law of the State of Delaware or any contracts to which the Company is a party.

                  6. All of the outstanding partnership interests in YRLP have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

                  7. The execution and delivery of the Underwriting Agreement have been duly authorized by all necessary corporate action of the Company, and the Underwriting Agreement has been duly executed and delivered by the Company.

                  8. The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

                  9. The statements set forth under the heading "Description of Capital Stock" and "Shares Eligible for Future Sale" and in the fifth, sixth, seventh and eighth paragraphs under the heading "Underwriting" in the Prospectus and Items 14 and 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly summarize the matters, documents or proceedings referred to therein.

                  10. The Company is not in violation of its Amended and Restated Certificate of Incorporation or Amended and Restated By-laws, YRLP is not in violation of its partnership agreement or other organizational documents, and, to such counsel's knowledge, neither the Company nor YRLP is in default in the performance of any obligation, agreement, covenant or condition contained in any of the agreements of the Company or YRLP filed as exhibits to the Registration Statement except for defaults which would not have a Material Adverse Effect.

                  11. The execution and delivery by the Company of the Underwriting Agreement and the performance by the Company of its obligations therein (a) do not require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States or the State of New York, except such as have been obtained or effected under the Securities Act and the Securities Exchange Act of 1934, as amended (but such counsel expresses no opinion as to any consent, approval, authorization, registration or qualification that may be required under state securities or Blue Sky laws of the United States or the securities laws of any non-U.S. jurisdiction), (b) do not result in a breach or violation of any of the terms or provisions of, or a default under (i) any of the agreements of the Company or YRLP filed (including by incorporation by reference) as exhibits to the
Registration Statement, (ii) the Amended and Restated Certificate of Incorporation or the Amended and Restated By-laws of the Company, (iii) the partnership agreement or other organizational documents of YRLP or (iv) any judgment, decree or order applicable to the Company of any United States federal or New York State court or other governmental authority, except (in the case of (i) and (iv)) for such breaches or violations as would not result in a Material Adverse Effect, and (c) do not result in the suspension, termination or revocation of any Authorization of the Company or YRLP or any other impairment of the rights of the holder of any such Authorization, except as would not result in a Material Adverse Effect.

                  12. To such counsel's knowledge after due inquiry, there are no legal or governmental proceedings pending or threatened to which the Company or YRLP is a party or to which any of the properties of the Company or YRLP is subject that are required to be described in the Registration Statement or the Prospectus that are not so described, and there are no contracts or other documents that are required to be described in the Registration

Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

                  13. To such counsel's knowledge, neither the Company nor any of its subsidiaries has violated any Environmental Law, any provisions of the Employee Retirement Income Security Act of 1974, as amended, or any provisions of the Foreign Corrupt Practices Act, or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

                  14. The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  15. To such counsel's knowledge, except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

                  16. Each of the Company and YRLP has such Authorizations of, and has made all filings with and notices to, all United States federal and New York State govern mental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its busi ness, except where the failure to have any such Authorization or to make any such filing or notice would not, in the aggregate, have a Material Adverse Effect; each such Authorization is valid and in full force and effect and each of the Company and YRLP is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company; in each case except as would not have a Material Adverse Effect.

                  17. The Registration Statement (except the financial statements and schedules and other financial and statistical data included therein, as to which such counsel expresses no view), at the time it became effective, and the Prospectus (except as aforesaid), as of the date thereof, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the rules and regulations thereunder other than Regulation S-T under the Securities Act. In addition, I do not know of any statutes, regulations, contracts or other documents of a character required to be filed as exhibits to the Registration Statement or required to be described in the Registration Statement or the Prospectus that are not filed or described as required.

                  18. No information has come to my attention that causes me to believe that (i) the Registration Statement (except the financial statements and schedules and other financial and statistical data included therein, as to which I express no view) at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or
(ii) the Prospectus (except the financial statements and schedules and other financial and statistical data included therein, as to which I express no view), as of the date thereof or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                     Appendix C

               FORM OF OPINION OF WACHTELL, LIPTON, ROSEN & KATZ:

                  1. Each of the H&F Selling Stockholders is the lawful owner of the Shares to be sold by such Selling Stockholder pursuant to the Underwriting Agreement and owns such Shares, free of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever other than pursuant to the Custody Agreement, the Power of Attorney, the Underwriting Agreement and other than any such restriction on transfer, lien, encumbrance, equity or claim created by an Underwriter or resulting from any actions taken by an Underwriter.

                  2. Each of the H&F Selling Stockholders has full legal right, power and authority, and all authorization and approval required by law, to enter into the Underwriting Agreement and the Custody Agreement and the Power of Attorney of such Selling Stockholder and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided herein and therein.

                  3.  The  Custody   Agreement   of  each  of  the  H&F  Selling
Stockholders been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms.

                  4. The Power of Attorney of each of the H&F Selling Stockholders has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding instrument of such Selling Stockholder, enforceable in accordance with its terms, and, pursuant to such Power of Attorney, such Selling Stockholder has, among other things, authorized the Attorneys, or any one of them, to execute and deliver on such Selling Stockholder's behalf this Agreement and any other document they, or any one of them, may deem necessary or desirable in connection with the transactions contemplated hereby and thereby and to deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

                  5. Upon sale and delivery of and payment for the Shares to be sold by each of the H&F Selling Stockholders pursuant to the Underwriting Agreement, and assuming the Underwriters purchase such Shares for value and in good faith without notice of any adverse claim, the Underwriters will own such Shares, free and clear of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever other than any such restriction on transfer, lien, encumbrance, equity or claim created by an Underwriter or resulting from any actions taken by an Underwriter.

                  6. Assuming that the representations and warranties of the Company in Section 6 of the Underwriting Agreement are true and accurate in all material respects, the execution and delivery of the Underwriting Agreement and the Custody Agreement and Power of Attorney of each of the H&F Selling Stockholders by such Selling Stockholder, the compliance by such Selling Stockholder with all the provisions hereof and thereof and the performance by such Selling Stockholder of its obligations thereunder will not require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), conflict with or constitute a breach of any of the terms or provisions of, or a default under, the organizational documents of such Selling Stockholder, if such Selling Stockholder is not an individual, or any indenture, loan agreement, mortgage, lease or other agreement or instrument to which such Selling Stockholder is a party or by which any property of such Selling Stockholder is bound or violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over such Selling Stockholder or any property of such Selling Stockholder.

                                                                     Appendix D

                       FORM OF OPINION OF BEARTEL COUNSEL:

         1. BearTel Corp. is the lawful owner of the Shares to be sold by such Selling Stockholder pursuant to the Underwriting Agreement and owns such Shares, free of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever other than pursuant to the Custody Agreement, the Power of Attorney, the Underwriting Agreement and other than any such restriction on transfer, lien, encumbrance, equity or claim created by an Underwriter or resulting from any actions taken by an Underwriter.

         2. BearTel Corp. has full corporate power and authority, and all authorization and approval required by law, to enter into the Underwriting Agreement and the Custody Agreement and the Power of Attorney of such Selling Stockholder and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided herein and therein.

         3. The Custody Agreement of BearTel Corp. has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms.

         4. The Power of Attorney of BearTel Corp. has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding instrument of such Selling Stockholder, enforceable in accordance with its terms, and, pursuant to such Power of Attorney, such Selling Stockholder has, among other things, authorized the Attorneys, or any one of them, to execute and deliver on such Selling Stockholder's behalf this Agreement and any other document they, or any one of them, may deem necessary or desirable in connection with the transactions contemplated hereby and thereby and to deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

         5. Upon sale and delivery of and payment for the Shares to be sold by BearTel Corp. pursuant to the Underwriting Agreement, in the manner contemplated thereby and by the Power of Attorney and Custody Agreement of BearTel Corp., and assuming the Underwriters purchase such Shares for value and in good faith without notice of any adverse claim, the Underwriters will own such Shares, free and clear of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever other than any such restriction on transfer, lien, encumbrance, equity or claim created by an Underwriter or resulting from any actions taken by an Underwriter.

         6. Assuming that the  representations  and warranties of the Company in
Section 6 of the Underwriting Agreement are true and accurate in all material respects, effectiveness of the Registration Statement and closing of the Offering as contemplated by the

Underwriting Agreement and the Prospectus, (a) no authorization, consent, approval or other action by, and no notice to or filing with, any U.S. federal or New York State court, governmental body or regulatory agency is required for the due execution, delivery and performance by BearTel Corp. of the Underwriting Agreement, the Power of Attorney and the Custody Agreement (except such as may be required under the securities or Blue Sky laws of the State of New York), and
(b) the execution, delivery, and performance by BearTel Corp. of the Underwriting Agreement, the Power of Attorney and the Custody Agreement do not and will not (i) breach any of the terms and provisions of, or constitute a default under, any agreement or instrument to which it is a party or by which any of its properties is bound or (ii) violate or conflict with any provision of any law or any rule, regulation, judgment, order or decree of any court or any governmental body or regulatory agency having jurisdiction over BearTel Corp. or any of its properties.

                                                                      Appendix E

         FORM OF OPINION OF REBOUL, MacMURRAY, HEWITT, MAYNARD & KRISTOL

         1. Each of the Wand Partnerships is the lawful owner of the Shares to be sold by such Selling Stockholder pursuant to the Underwriting Agreement and owns such Shares, free of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever, other than pursuant to the Custody Agreements, the Power of Attorneys, the Underwriting Agreement and other than any such restriction on transfer, lien, encumbrance, security interest, equity or claim created by an Underwriter or resulting from any actions taken by an Underwriter.

         2. Each of the Wand Partnerships has full corporate power and authority, and all authorization and approval required by law, to enter into the Underwriting Agreement and the Custody Agreement and the Power of Attorney of such Selling Stockholder and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided herein and therein.

         3. The Custody Agreement of each of the Wand Partnerships has been duly authorized, executed and delivered on behalf of such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms.

         4. The Power of Attorney of each of the Wand Partnerships has been duly authorized, executed and delivered on behalf of such Selling Stockholder and is a valid and binding instrument of such Selling Stockholder, enforceable in accordance with its terms, and, pursuant to such Power of Attorney, such Selling Stockholder has, among other things, authorized the Attorneys named therein, or any one of them, to execute and deliver on such Selling Stockholder's behalf this Agreement, the applicable Custody Agreement and any other document they, or any one of them, may deem necessary or desirable in connection with the transactions contemplated hereby and thereby and to deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

         5. Upon sale and delivery of and payment for the Shares to be sold by each Wand Partnership pursuant to the Underwriting Agreement, in the manner contemplated thereby and by the applicable Power of Attorney and Custody Agreement, and assuming the Underwriters purchase such Shares for value and in good faith without notice of any adverse claim, the Underwriters will own such Shares, free and clear of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever other than any such restriction on transfer, lien, encumbrance, security interest equity or claim created by an Underwriter or resulting from any actions taken by an Underwriter.

         6. Assuming that the  representations  and warranties of the Company in
Section 6 of the Underwriting Agreement are true and accurate in all material respects, effectiveness of the Registration Statement and closing of the Offering as contemplated by the Underwriting Agreement and the Prospectus, (a) no authorization, consent, approval or other action by, and no notice to or filing with, any U.S. federal or New York State court, governmental body or regulatory agency is required for the due execution, delivery and performance by each of the Wand Partnerships of the Underwriting Agreement, the Power of Attorney and the Custody Agreement (except such as may be required under the securities or Blue Sky laws of the State of New York), and (b) the execution, delivery, and performance by each of the Wand Partnerships of the Underwriting Agreement, the Power of Attorney and the Custody Agreement do not and will not (i) breach any of the terms and provisions of, or constitute a default under, any agreement or instrument to which it is a party or by which any of its properties is bound or (ii) violate or conflict with any provision of any law or any rule, regulation, judgment, order or decree of any court or any governmental body or regulatory agency having jurisdiction over each of the Wand Partnerships or any of their properties.

                                                                      Appendix F

          FORM OF OPINION OF NELSON MULLINS RILEY & SCARBOROUGH L.L.P.

         1. The Custody Agreement executed by or on behalf of each KBM Selling Stockholder is a valid, binding and enforceable agreement of such KBM Selling Stockholder.

         2. The Power of Attorney executed by each KBM Selling Stockholder is a valid, binding and enforceable instrument of such KBM Selling Stockholder.

         3. Upon delivery to the Underwriters in the State of New York of certificates evidencing the KBM Selling Stockholder Shares indorsed to such Underwriters or in blank and payment therefore by the Underwriters pursuant to the Underwriting Agreement, the Underwriters will own the KBM Selling Stockholder Shares free of any adverse claim (within the meaning of the Uniform Commercial Code as in effect in the State of New York (the "UCC")). In rendering the foregoing opinion such counsel may assume that (i) each Underwriter takes delivery of the KBM Selling Stockholder Shares without notice of any adverse claim (within the meaning of the UCC) and (ii) the signature on each indorsement is genuine.